UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 12, 2005

(Date of earliest event reported)

NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.

(Exact Name of Registrant as specified in charter)

Delaware	000-26749	11-2581812
(State or other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification Number)
Incorporation)

26 Harbor Park Drive, Port Washington, New York 11050

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code (516) 626-0007

Item 2.02. Results of Operations and Financial Condition.

        On September 12, 2005, National Medical Health Card Systems, Inc.released its preliminary unaudited results for fiscal 2005. A copy of the press release detailing the earnings is furnished as Exhibit 99.

        The information in this Current Report, including the press release attached hereto, that is being furnished pursuant to Item 2.02 of Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended.

Exhibits

99.	Press Release dated September 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2005

By: /s/ Stuart F. Fleischer

Stuart Fleischer, Chief Financial Officer

EXHIBIT 99

Company Contact Stuart Fleischer Chief Financial Officer 516-605-6625 sfleischer@nmhcrx.com	Investor Relations David Waldman Lippert/Heilshorn & Assoc. 212-838-3777 dwaldman@lhai.com	Financial Media Chenoa Taitt Lippert/Heilshorn & Assoc. 212-838-3777 ctaitt@lhai.com	Media Contact Jessica Wolfe CPRi Communications 201-641-1911 x51 jwolfe@cpronline.com

For Immediate Release

NMHC Reports Preliminary Unaudited Fiscal 2005 Results Showing Strong

Increases in Revenue, Gross Profit, Operating Income and Profitability

Company Files Form 12b-25 to Extend Filing of Form 10-K

NMHC to Host Fiscal 2005 Conference Call on Friday, September 16th

        PORT WASHINGTON, N.Y. – September 12, 2005 – National Medical Health Card Systems, Inc. (Nasdaq: NMHC), a national independent pharmacy benefit manager (PBM), today reported preliminary unaudited results for fiscal 2005. Results are subject to completion of the audit of the Company's financial statements for the year ended June 30, 2005.

        NMHC  also announced today that it will file a Form 12(b)-25 with the Securities and Exchange Commission for an automatic 15-day extension to file its Annual Report on Form 10-K for the year ended June 30, 2005 (“2005 10-K”). The Company’s independent public accounting firm requires additional time to complete its audit procedures in order to provide NMHC with both its audit report and attestation report on management’s assessment of the Company’s internal controls. NMHC will file its 2005 10-K within the 15-day extension period. Management does not anticipate any material difference with the annual unaudited financial results as reported. The Company intends to issue a press release summarizing its complete Fiscal 2005 and fourth quarter results before the market opens on Friday, September 16, 2005 and management will host a conference call to discuss the fiscal 2005 and fourth quarter results on Friday, September 16th, at 8:30 a.m. ET. Details of the call are included below.

        Jim Smith, president and chief executive officer, stated, “We achieved another year of very strong financial performance during fiscal 2005 due to our superior service levels and effectiveness in managing the pharmaceutical costs for our clients.”

        Separately, the Company reaffirmed its guidance that earnings per diluted share using the ‘as if converted’ method will be $1.33 to $1.37 for the year ending June 30, 2006, excluding any future acquisitions and the expensing of stock options, which will begin in fiscal 2006.

Preliminary Unaudited Fiscal 2005 Financial Review

        For the year ended June 30, 2005, gross profit increased 35% to $86.7 million compared to $64.0 million for last year. The Company views gross profit as more reflective of the Company’s performance than revenue, due to an increase in contracts under the Preferred Partnership Program, which the Company records on a net revenue basis, and not on a gross revenue basis.

        Operating income for the year ended June 30, 2005 increased to $18.9 million, from $13.4 million generated for last year. As previously disclosed, operating income for fiscal 2005 includes a non-recurring charge of approximately $1.7 million related to the Midwest Health Plan legal settlement (“Legal Settlement”). Operating income grew due to the increase in gross profit, offset by selling, general and administrative expenses, which increased due to recent acquisitions, investments in technology and personnel, as well as expansion of the home delivery and specialty pharmacy businesses. Included in expenses for fiscal 2004 was $2.6 million of non-recurring expenses related to the closing of the New Mountain transaction (the “Transaction Expenses”).

        Net income for the year ended June 30, 2005 increased to $12.4 million, compared to net income of $8.0 million for last year. Net income for fiscal 2005 includes the net after-tax expense of $1.0 million for the Legal Settlement. Net income available to common stockholders for the year ended June 30, 2005 was $6.3 million, or $1.03 per diluted share using the “as if converted” method, compared to net loss available to common stockholders of $73.8 million, or $11.14 loss per diluted share, for last year. The New Mountain transaction in the 2004 fiscal third quarter resulted in an $80 million non-recurring, non-cash charge known as a Beneficial Conversion Feature (“BCF”). The BCF is calculated as the difference between the fair market value of the Company’s common stock on the date of the closing of the New Mountain transaction and the effective conversion price of $11.29, and which is limited to the $80 million purchase price for the preferred stock.

        Revenue for the year ended June 30, 2005 was $800.6 million, compared to revenue of $651.1 million for last year. Revenue growth reflects the addition of new customers and the volume increase from existing customers, as well as the contribution from PCN (acquired in March 2005). Total paid claims for the year ended June 30, 2005 were 25.7 million, compared to 18.0 million for last year.

Conference Call

        Management will host a conference call to discuss the fiscal 2005 fourth quarter results on Friday, September 16th, at 8:30 a.m. ET. To listen to the call, please dial (706) 634-1287. A live webcast of the call will be accessible on the Company’s website, www.nmhc.com. The webcast will be archived on the site and a telephone replay will be available for seven days beginning at 11:30 a.m. ET. To access the replay, please dial (706) 645-9291 using the passcode number 9140053.

About NMHC

        National Medical Health Card Systems, Inc. (NMHC) operates NMHC Rx (pharmacy benefits manager or PBM), Integrail (health information solutions), NMHC Mail (home delivery pharmacy), and Ascend (specialty pharmacy solutions), providing services to corporations, unions, health maintenance organizations, third-party administrators, and local governments. Through its clinical programs, value-added offerings, and advanced information systems, NMHC provides quality, cost effective management of pharmacy benefit programs.

Forward-Looking Statements

        This press release contains forward-looking statements which involve known and unknown risks and uncertainties or other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. When used herein, the words “may”, “could”, “estimate”, “believes”, “anticipates”, “thinks”, “intends”, “will be”, “expects”, “plans” and similar expressions identify forward-looking statements. Readers are urged to carefully review and consider various disclosures made by NMHC in its Annual Report on Form 10-K for the fiscal year ended June 30, 2004, including information relating to demand, pricing, government regulation, acquisitions and affiliations, the market for PBM services and competition, as well as the information contained in other Securities and Exchange Commission filings by NMHC.

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